UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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NOCERA, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOCERA, INC.

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist.

New Taipei City Taiwan 221

(886) 910-163-358

2023 ANNUAL MEETING OF SHAREHOLDERS

To be Held on December 15, 2023

October 30, 2023

Dear Shareholder:

You are invited to attend the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Nocera, Inc. (the “Company” or “Nocera”), which will be held on December 15, 2023, at 12:00 p.m., Eastern Time. This year’s Annual Meeting will be a virtual meeting, conducted solely online. Hosting a virtual meeting will enable our shareholders to attend online and participate from any location around the world and support the health and well-being of our management, directors and shareholders. Shareholders will be able to attend the Annual Meeting by visiting www.agm.issuerdirect.com/ncra.

At the Annual Meeting, shareholders will be asked to: (1) elect five directors; and (2) ratify the appointment of the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2023. The Board of Directors (“Board”) believes that the proposals being submitted for shareholder approval are in the best interests of the Company and its shareholders and recommends a vote consistent with the Board’s recommendation for each proposal.

It is important that your shares be represented and that you vote at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to participate in the Annual Meeting online, please take the time to vote online, by telephone or, if you receive a printed proxy card, by returning a marked, signed and dated proxy card. If you participate in the Annual Meeting online, you may also vote your shares online at that time if you wish, even if you have previously submitted your vote.

Further details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2023 Annual Meeting of Shareholders (“Notice of Annual Meeting”) and 2023 Annual Meeting Proxy Statement (“Proxy Statement”).

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

Sincerely,

/s/ Andy Ching-An Jin
Andy Ching-An Jin
Chief Executive Officer

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. The Notice of Internet Availability of Proxy Materials is first being mailed to our shareholders on or about October 30, 2023, which indicates that the Notice of Annual Meeting, this Proxy Statement and our 2022 Annual Report, are available at www.proxyvote.com.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 2023 Annual Meeting of Shareholders of Nocera, Inc. will be held virtually at www.agm.issuerdirect.com/ncra on December 15, 2023, at 12:00 p.m., Eastern Time for the following purposes:

1.	To elect five directors, Gerald H. Lindberg, Thomas A. Steele, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng, each to hold office until our Annual Meeting of Shareholders to be held in 2024 or their respective successor is duly elected and qualified;

2.	To ratify the appointment of Centurion ZD CPA & Co. as the independent auditor of the Company for the fiscal year ending December 31, 2023; and

3.	To transact such other business as may properly come before the meeting.

These proposals are more fully described in the Proxy Statement following this Notice of Annual Meeting.

The Board has fixed the close of business on October 26, 2023 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

Only shareholders and persons holding proxies from shareholders may attend the Annual Meeting. To participate in the Annual Meeting online at www.agm.issuerdirect.com/ncra, you will need the information included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Proxy Statement. We encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the internet, by telephone or if applicable, by completing and returning the proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

By order of the Board of Directors,

/s/ Gerald H. Lindberg
Gerald H. Lindberg
Director and Secretary
October 30, 2023

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PROXY STATEMENT

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PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS

SUMMARY INFORMATION

To assist you in reviewing this meeting’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement in full.

Summary of Shareholder Voting Matters

Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of five directors, Gerald H. Lindberg, Thomas A. Steele, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng, each to hold office until our Annual Meeting of Shareholders to be held in 2024 and until their respective successor is duly elected and qualified; and	Page 10	✔ FOR

Item 2: Ratification of appointment of Centurion ZD CPA & Co. to serve as the independent auditor of the Company for the fiscal year ending December 31, 2023.	Page 24	✔ FOR

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: Why did I receive a Notice of Internet Availability of Proxy Materials?

A: In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to deliver this proxy statement and our 2022 Annual Report which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was originally filed with the SEC on March 31, 2023 and subsequently amended on July 10, 2023 and September 6, 2023 (the “2022 Annual Report”), to the majority of our shareholders online in lieu of mailing printed copies of these materials to each of our shareholders (the “Notice Process”). If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of our proxy materials unless you request them. Instead, the Notice provides instructions on how to access this Proxy Statement and our 2022 Annual Report online, as well as how to obtain printed copies of these materials by mail. We believe that the Notice Process allows us to provide our shareholders with the information they need in a more timely manner than if we had elected to mail printed materials, while reducing the environmental impact of, and lowering the costs associated with, the printing and distribution of our proxy materials.

The Notice is being mailed on or about October 30, 2023 to shareholders of record at the close of business on October 26, 2023 (the “Record Date”) and this Proxy Statement and our 2022 Annual Report will be available at www.agm.issuerdirect.com/ncra beginning on October 30, 2023. If you received a Notice by mail, but would rather receive printed copies of our proxy materials, please follow the instructions included in the Notice. You will not receive a Notice if you have previously elected to receive printed copies of our proxy materials.

Q: Can I vote my shares by filling out and returning the Notice?

A: No. However, the Notice contains instructions on how to vote your shares: (i) before the date of the Annual Meeting by way of completing and submitting your proxy online, by phone or by requesting and returning a written proxy card by mail, or (ii) at the Annual Meeting online at www.agm.issuerdirect.com/ncra.

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Q: How do I participate in the Annual Meeting?

A: To participate in the Annual Meeting, go to www.agm.issuerdirect.com/ncra at the time and date of the Annual Meeting and enter the sixteen-digit control number included on your Notice, your proxy card or the instructions from your broker that accompanied your proxy materials.

Q: Who is entitled to vote at the Annual Meeting?

A: Holders of our common stock at the close of business on October 26, 2023, the record date for the Annual Meeting established by our Board, are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting.

At the close of business on October 26, 2023, there were 10,039,295 shares of common stock outstanding. Holders of our common stock are entitled to one vote per share.

Q: What is the difference between a shareholder of record and a shareholder who holds Nocera shares in street name?

A: If your shares are registered in your name, you are a shareholder of record. If your shares are held in the name of your broker, bank or other holder of record, your shares are held in street name.

You may examine a list of the shareholders of record as of the close of business on October 26, 2023 for any purpose germane to the Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221.

Q: What shares are included on the enclosed proxy card?

A: If you are a shareholder of record only, you will receive one proxy card from Issuer Direct Corporation (“Issuer Direct”) for all shares of Nocera common stock that you hold. If you hold your shares in street name through one or more banks, brokers and/or other holders of record, you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your shares. If you are a shareholder of record and hold additional shares in street name, you will receive proxy materials from Issuer Direct and the third party or parties through which you hold your shares.

Q: What are the quorum requirements for the Annual Meeting?

A: The presence at the Annual Meeting, in person or by proxy, of holders having a majority of the total votes entitled to be cast by holders of Nocera common stock at the Annual Meeting constitutes a quorum. Shareholders who participate in the Annual Meeting online at www.agm.issuerdirect.com/ncra will be deemed to be in person attendees for purposes of determining whether a quorum has been met. Shares of Nocera common stock represented by proxy will be treated as present at the Annual Meeting for purposes of determining whether there is a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

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Q: What matters will shareholders vote on at the Annual Meeting?

A: Shareholders will vote on the following proposals:

●	Proposal 1—to elect Gerald H. Lindberg, Thomas A. Steele, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng to the Board, each as a member of the Board until the Company’s 2024 annual shareholder meeting or until their respective successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board); and

●	Proposal 2—to ratify the appointment of Centurion ZD CPA & Co. as the independent auditor of the Company for the fiscal year ending December 31, 2023.

Q: What are my voting choices when voting for director nominees and what votes are required to elect directors to the Board?

A: You may vote in favor of all director nominees, withhold votes as to all director nominees or vote in favor of and withhold votes as to specific director nominees.

The election of each of our director nominees requires the affirmative vote of a plurality of the total number of votes cast by holders of shares of common stock, with each share of common stock representing the right to one vote, respectively.

The Board recommends that our shareholders vote FOR the election of each of the director nominees.

Q: What are my voting choices when voting for the ratification of appointment of Centurion ZD CPA & Co. as the independent auditor of the Company for the fiscal year ending December 31, 2023?

A: You may vote in favor of the ratification, vote against the ratification or abstain from voting on the ratification.

Shareholder approval for the appointment of our independent auditor is not required, but the Audit Committee and the Board are submitting the selection of Centurion ZD CPA & Co. for ratification in order to obtain the views of our shareholders. The ratification of the appointment of Centurion ZD CPA & Co. as the Company’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. If the appointment of Centurion ZD CPA & Co. is not ratified, the Audit Committee will reconsider its future selection.

The Board recommends that our shareholders vote FOR the ratification of appointment of Centurion ZD CPA & Co. as the independent auditor of the Company for the fiscal year ending December 31, 2023.

Q: Could other matters be decided at the Annual Meeting?

A: As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting, other than those referred to in this Proxy Statement.

If other matters are properly presented at the Annual Meeting for consideration, the officers who have been designated as proxies for the Annual Meeting will have the discretion to vote on those matters for shareholders who have submitted their proxy.

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Q: What do I need to do now to vote at the Annual Meeting?

A: The Board is soliciting proxies for use at the Annual Meeting. Shareholders may submit proxies to instruct the designated proxies to vote their shares in any of three ways:

MAIL	INTERNET	PHONE

If you received printed proxy materials, mailing your signed proxy card or voter instruction card. If you choose to submit your proxy by mail, simply mark, date and sign your proxy and return it in the postage-paid envelope provided or to Issuer Direct Corporation, c/o One Glenwood Ave., Suite 1001, Raleigh, NC 27603. The signed proxy must be received prior to the Annual Meeting.	Submitting your proxy online at www.iproxydirect.com/NCRA. Internet proxy voting is available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on December 14, 2023.	Submitting your proxy by telephone by using the toll-free telephone number provided on your Notice or your proxy card (866) 752-8683). Telephone voting is available 24 hours a day, seven days a week, and will close at 11:59 p.m., Eastern Time, on December 14, 2023.

You may also participate in the Annual Meeting online at www.agm.issuerdirect.com/ncra and vote your shares online at that time, even if you have previously submitted your vote. To do so, you will need the sixteen-digit control number included on your Notice, your proxy card or the instructions from your broker that accompanied your proxy materials.

For shares of common stock held in street name, holders may submit a proxy online or by telephone before the date of the Annual Meeting if their broker, bank and/or other holder of record makes these methods available. If you submit a proxy online or by telephone, DO NOT request and return a printed proxy card from us or from your broker, bank and/or other holder of record. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record.

Q: If I hold my shares in street name, will my broker, bank or other holder of record vote my shares for me?

A: If you hold your shares of common stock in street name, you must provide your broker, bank and/or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted depends on the type of item being considered for a vote.

Non-Discretionary Items. The election of directors is a non-discretionary item and may NOT be voted on by your broker, bank and/or other holder of record absent specific voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares of common stock will be represented by “broker non-votes” in the case of this proposal.

Discretionary Items. The ratification of appointment of Centurion ZD CPA & Co. as the independent auditor of the Company for the fiscal year ending December 31, 2023 is a discretionary item. Generally, brokers, banks and/or other holders of record that do not receive voting instructions from you may vote on these proposals in their discretion and these votes will be counted for purposes of determining a quorum.

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Q: What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting and are there dissenters’ rights?

A: Abstentions and shares represented by broker non-votes are counted as present for purposes of determining a quorum. Abstentions are treated as shares present and entitled to vote and, as a result, have the same effect as a vote against any proposal for which the voting standard is based on the number of shares present at the Annual Meeting and have no impact on the vote on any proposal for which the vote standard is based on the votes cast at the meeting (e.g., the election of directors). Shares represented by broker non-votes are not treated as shares entitled to vote and, as a result, have no effect on the outcome of any of the proposals to be voted on by shareholders at the Annual Meeting. Shareholders will not be entitled to dissenters’ rights with respect to any matter to be considered at the Annual Meeting.

Q: Can I change my vote or revoke my proxy?

A: Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Annual Meeting by:

●	submitting a later-dated proxy relating to the same shares online, by telephone or by mail before the date of the Annual Meeting;

●	delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy; or

●	participating in the Annual Meeting and voting online at that time at www.agm.issuerdirect.com/ncra (although virtual attendance at the Annual Meeting will not, by itself, change your vote or revoke a proxy).

To change your vote or revoke your proxy before the date of the Annual Meeting, follow the instructions provided on your Notice, proxy card or proxy materials to do so online or by telephone, or send a written notice or a new proxy card to Issuer Direct Corporation, c/o One Glenwood Ave., Suite 1001, Raleigh, NC 27603 .

If you hold your shares of common stock through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy.

Q: What if I do not specify a choice for a matter when returning a proxy?

A: If you do not give specific instructions, proxies that are signed and returned will be voted FOR the election of all director nominees and FOR the ratification of appointment of Centurion ZD CPA & Co. as the independent auditor of the Company for the fiscal year ending December 31, 2023.

Q: How are proxies solicited and who bears the related costs?

A: Nocera bears all expenses incurred in connection with the solicitation of proxies. Following the initial mailing of the Notice and proxy materials, we will request brokers, banks and other holders of record to forward copies of these materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, Nocera, upon the request of these holders of record, will reimburse these parties for their reasonable expenses.

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Q: What should I do if I have questions regarding the Annual Meeting?

A: If you have any questions about the Annual Meeting, the various proposals to be voted on at the Annual Meeting and/or how to participate in the Annual Meeting online at www.agm.issuerdirect.com/ncra and vote at that time and/or would like copies of any of the documents referred to in this Proxy Statement, contact Nocera Investor Relations at Jim Hock of Hanover International, Inc. at (818) 516-3432.

Q: Where can I find more information about Nocera?

A: Nocera originally filed its Annual Report on Form 10-K for the fiscal year ended December 13, 2022 with the SEC on March 31, 2023, which was subsequently amended on July 10, 2023 and September 6, 2023. That report, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to shareholders upon written request. All written requests should be directed to: Nocera Secretary, 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221. We also make available free of charge on or through our website, www.nocera.company, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.

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MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, five directors will be elected to serve a one-year term or until the next annual shareholders meeting or until such director’s successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Nominating and Corporate Governance Committee recommended, and our Board nominated Gerald H. Lindberg, Thomas A. Steele, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng as nominees for election as directors at the 2023 Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of shareholders to be held in 2024 or until his successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.

For details regarding the qualifications and the specific experiences, qualifications and skills of each of our director nominees, see “Directors and Executive Officers” on page 11 of this Proxy Statement.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Required Vote

You may vote “FOR,” “AGAINST” or “ABSTAIN” for each director nominee. Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. A “plurality vote” means that the winning candidate only needs to get more votes than a competing candidate. Because our directors are unopposed, he only needs one vote to be elected.

Our amended and restated articles of incorporation (“Articles of Incorporation”) do not permit shareholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted if authority is not withheld for the five (5) nominees’ election. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Broker non-votes and abstentions will not affect the outcome of the election of directors, although they will be counted for purposes of determining whether there is a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL No. 1.

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DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information regarding our directors and executive officers as of October 26, 2023.

Name	Age	Position	Director Since
Andy Ching-An Jin	42	Chief Executive Officer (Principal Executive Officer)	–
Shun-Chih (“Jimmy”) Chuang	34	Chief Financial Officer (Principal Financial and Accounting Officer)	–
Hong-Wen (“Howard”) Ruan	55	Chief Operating Officer	–
Gerald H. Lindberg	73	Secretary, Director	December 31, 2021
Thomas A. Steele	76	Director	December 19, 2019
Hui-Ying Zhuang	50	Director	December 19, 2019
Yiwen Zhang	55	Director	October 27, 2023
Song-Yuan Teng	35	Director	October 27, 2023

Andy Ching-An Jin, age 42, is an executive with diversified experience in global business operations, investments, marketing and branding. Most recently, he was an Investment Director at Fotex Holding from November 2018 until June 2023, where he executed and drove U.S. investments, strategic projects, portfolio management and business operations. Prior to that role, Mr. Jin served as Partner at Bloemengroothandel B.J. Duyvenvoorde & Zn B.V. from September 2017 until October 2018, where he managed all day-to-day operations, sales, developments and investments for an import floriculture company, sold subscription services to online boutiques and managed all major wholesale floriculture market operations in China. In addition, Mr. Jin served as Executive Vice President and Managing Director of Dagong Global Credit Rating Group from December 2015 until August 2017, where he oversaw the group’s international business development and investments into overseas markets and was also responsible for overseas offices located in Hong Kong, Italy and Germany. He attended the State University of New York at Stony Brook attaining a Bachelor of Arts in political science and Tsinghua University earning a Master of Business Administration.

Shun-Chih (“Jimmy”) Chuang was appointed as Chief Financial Officer of the Company on October 28, 2019. Prior to that role, from October 1, 2016 to June 30, 2019, Mr. Chuang was a project manager at Deloitte & Touche Financial Advisory Corporation in Taiwan where he was part of the Transaction Support practice. In that role, he worked in Mergers and Acquisitions and Valuation services. Prior to that role, from September 2014 to September 2016, Mr. Chuang was a semi-senior at Deloitte & Touche in Taiwan where he was part of the Audit Function practice. In that role, he performed audit services to various Taiwanese conglomerate companies. Mr. Chuang has a marketing degree from UC-Berkeley Extension, and a BS in Accounting from Soochow University, Taiwan. He currently holds Certified Public Accounting licenses from the United States and Taiwan.

Hong-Wen (“Howard”) Ruan was appointed as Chief Operating Officer on September 1, 2022. Mr. Ruan also serves as the Director of Business Development for STARBIT Innovation Co., Ltd. since January 2022, where he is in charge of the stock affair. From April 2021 to January 2022, Mr. Ruan served as the Financial Controller for Chinan Biomedical Technology, Inc., where he was the leader of the Financial Control team. From May 2019 to January 2022, Mr. Ruan was the Spokesman of Yong Li United Corporation, where he was part of the Audit Function practice. From June 2017 to May 2019, Mr. Ruan served as a member of the Board of Directors of Sunlex Energy Corporation. Over a distinguished career, Mr. Ruan has helped raise capital for start-ups and small and microcap companies in both the public and private sectors. Mr. Ruan holds a master’s degree in Business Administration from National Cheng Kung University, Taiwan.

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Gerald H. Lindberg was appointed as Secretary and Director of the Company on December 31, 2021. In the past five years, working for Handover International, Mr. Lindberg has provided substantial expertise and guidance as a consultant, has served as a board member and CFO of publicly traded companies, business adviser, capital acquisition director, and operations officer to real world and Internet start-ups and helped raise capital for start-ups, small cap, micro-cap, and nano-cap businesses in both the public and private sectors. Earlier in his career, he was Section Chief, Litigation Assistance Systems Section, Justice Management Division, United States Department of Justice, and an attorney-advisor with the United States Department of Justice (1979-1982). Over the past 25 years, he has been responsible for business plan preparation, early stage advising for corporate development and positioning for capital raising including crowd funding, private placement memoranda, investor presentation development, equity, debt and hybrid funding, form preparation and filing, offering syndicate coordination, sales/marketing strategy along with investment community relations and investor relations, business development, licensing management, and assuring compliance with Federal and state regulations and fraud prevention software development. His areas of specialty include technology and intellectual property management, digital entertainment, media and marketing, e-Commerce, m-Commerce, and search engine design, database systems software design and development. Mr. Lindberg earned his law degree from Western New England University, School of Law, Springfield, MA. Mr. Lindberg is qualified to serve as a director of the Company due to his substantial board and financial consulting experience.

Thomas A. Steele was appointed as Director of the Company on December 19, 2019. Mr. Steele is currently retired. He was registered as a court interpreter Japanese to English and Japan marketing consultant from 2010-2019. Mr. Steele served as a Foreign Service Officer with the U.S. Department of State, Washington, DC for more than 21 years (1980-2001). After retiring from the State Department, he also served as secretary for Anbusa USA, at the 2005 and 2010 World’s Fair. He obtained a BA in Political Science, Music, Radio & TV Broadcasting from the University of California, Los Angeles while attending from 1965-1969. Mr. Steele is qualified to serve as a director of the Company due to his Japanese Language Skills and experience in International Business.

Hui-Ying Zhuang was appointed as a Director of the Company on December 19, 2019. Mr. Zhuang works as Vice President of Sales at Clyde Bergemann Power Group (2018-current) with experience in technology and sales management, especially in solution-based consultative selling. Other positions he has held at Clyde Bergemann Power Group include Vice President, Product and Sales Support, Air Pollution Control Products (2013-2018), Director of Technology and Product Management, Air Pollution Control Product Division (2012-2013), Regional Sales Manager from 2006-2012 and a Boiler Process Engineer from 2004-2006. He is experienced in product management, sales, plant operations and contract negotiation. Mr. Zhuang has leadership experience in building and developing management teams and extensive international business working experience. He attended the University of South Carolina earning an MBA in 2005. Mr. Zhuang is qualified to serve as a director of the Company due to his technical experience in power generation and ability in Sales and Marketing functions.

Yiwen Zhang was appointed as Director of the Company on October 27, 2023. Mr. Zhang currently works as Manager of Finance, Marketing and Student Support at New Westminster School District 40 since 2012, where he is responsible for financial reporting, budget planning, internal controls, audits, financial system management and compliance. Prior to that role, from 2009 until 2011, Mr. Zhang served as Business Development Manager at ZiYangTang Trading where he developed two business lines and increased sales by 2 million. Prior to that, Mr. Zhang was Account Manager at HILTI (Canada) Ltd where he set up the Richmond branch and doubled sales and developed revenue budgeting models for key business expansion. Mr. Zhang is qualified to serve as a director of the Company due to his extensive experience as a manager in a variety of organizations.

Song-Yuan Teng was appointed as Director of the Company on October 27, 2023. Mr. Teng currently serves as Chief Executive Officer of G.MCOIN Enterprises since 2021, where he oversees the strategic planning and annual growth objectives. Prior to that role, from 2017 until 2020, Mr Teng served as the General Manager of Mingyang Venture Capital, where he was responsible for overseeing the overall management and strategic direction of the organization while driving growth and maximizing shareholder value. Prior to that, he was a Manager at Jinrongjia Consulting from 2015 until 2017, where he worked on financial and automated trading systems while supporting sales and solution managers. Prior to that, Mr. Teng was the General Manager at CFL Venture Capital from 2012 until 2014, where he developed and executed the firm’s strategic investments. Mr. Teng is qualified to serve as a director of the Company due to his executive experience in multiple consulting and banking firms.

12

CORPORATE GOVERNANCE

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until their resignation or removal in accordance with our amended and restated bylaws (“Bylaws”), or their successor is elected. Our officers are appointed by our Board and hold office until removed by the Board.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Legal Proceedings

To our knowledge, there have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability of our director or executive officers.

Code of Business Conduct and Ethics

Our Board has adopted a written code of business conduct and ethics (“Code of Conduct”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. We intend to post on our website a current copy of the Code of Conduct and all disclosures that are required by law in regard to any amendments to, or waivers from, any provision of the Code of Conduct.

Board Risk Oversight

Our Board as a whole has responsibility for risk oversight. Our Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board and its committees are informed by reports from our management teams to provide visibility to our Board about the identification, assessment, and management of key risks and our management’s risk mitigation strategies. Our Board has primary responsibility for evaluating strategic and operational risks, including those related to significant transactions. Our Audit Committee has primary responsibility for overseeing our major financial and accounting risk exposures and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our Compensation Committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our Nominating and Corporate Governance Committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board on these matters.

In its governance role, and particularly in exercising its duty of care and diligence, our Board is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board has broad and ultimate oversight responsibility for our risk management processes and programs, and executive management is responsible for the day-to-day evaluation and management of risks to the Company. We do not have a policy as to whether our Chairperson and Chief Executive Officer’s roles should be separate. Instead, our Board makes this determination based on what best serves our Company’s needs at any given time.

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Board Diversity Matrix

On August 6, 2021, the SEC approved proposed rule changes regarding board diversity of The Nasdaq Stock Market LLC (“Nasdaq”), which require listed companies to:

●	disclose statistical information regarding the diversity of the company’s board; and

●	have, or explain why they do not have, at least two diverse directors on the board of directors.

Nasdaq-listed companies, subject to certain exceptions, must disclose statistical information on the company’s board of directors related to a director’s self-identified gender, race, and self-identification as LGBTQ+. Nasdaq Rule 5606 of the Nasdaq Listing Rules includes a uniform matrix format for the disclosure, which companies are required to provide annually in their proxy statement or on their website.

Companies must disclose the board matrix annually by December 31.

Nasdaq-listed companies, with certain exceptions, will also need to either:

●	Have at least:

	○	one director who self-identifies as female, without regard to the individual’s designated sex at birth; and

	○	one director who self-identifies as an “underrepresented minority” or LGBTQ+, as defined in the proposal.

●	Explain why the company does not have at least two directors on its board who self-identify in the categories listed above.

Nasdaq Rule 5605 includes scaled board diversity requirements for smaller reporting companies, foreign issuers and companies with boards comprised of five or fewer directors. In addition, the board diversity requirement will be phased in for each of Nasdaq’s three tiers. Since the Company is listed on The Nasdaq Capital Market the Company has until December 31, 2023 to have at least one diverse director and until December 31, 2026 to have two diverse directors, or explain why they do not in either case.

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

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Board Diversity Matrix (as of the Record Date and as of October 26, 2022)

Total Number of Directors:	5

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender

Directors		5

Part II: Demographic Background

African American or Black

Alaskan Native or American Indian

Asian		3

Hispanic or Latinx

Native Hawaiian or Pacific Islander

White		2

Two or More Races or Ethnicities

LGBTQ+

Did Not Disclose Demographic Background

Our Board seeks members from diverse professional backgrounds who combine a solid professional reputation and knowledge of our business and industry with a reputation for integrity. Our Board does not have a formal policy concerning diversity and inclusion but is in the process of establishing a policy on diversity. Diversity of experience, expertise, and viewpoints is one of many factors the Nominating and Corporate Governance Committee considers when recommending director nominees to our Board. Further, our Board is committed to actively seeking highly qualified women and individuals from minority groups and the LGBTQ+ community to include in the pool from which new candidates are selected. Our Board also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our Company. While the Board has continued its efforts to identify candidates that have such experience, they have currently been unable to identify any such candidates which fulfill the diversity requirement with the requisite professional experience.

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Director Independence and Board Committees

An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Gerald H. Lindberg, Thomas A. Steele, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng serve as members of our Board. Our Board has determined that Thomas A. Steele, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng are “independent directors” as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules.

Audit Committee. We currently have a standing Audit Committee. Yiwen Zhang, Thomas A. Steele and Hui-Ying Zhuang serve as members of our Audit Committee. Yiwen Zhang serves as the Audit Committee Chairman and financial expert. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent and financially literate, and one member of the Audit Committee must qualify as an “audit committee financial expert” as defined in applicable SEC rules. Yiwen Zhang qualifies as an “audit committee financial expert” under the SEC rules.

We have adopted an Audit Committee charter, which details the purpose and principal functions of the Audit Committee, including:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure report;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

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Compensation Committee. We have a standing Compensation Committee. Thomas A. Steele and Hui-Ying Zhuang serve as members of our Compensation Committee. Thomas A. Steele serves as the Compensation Committee Chairman. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent.

We have adopted a Compensation Committee charter, which details the purpose and responsibility of the Compensation Committee, including:

●	reviews, approves and determines, or makes recommendations to our Board regarding, the compensation of our executive officers;

●	administers our equity compensation plans;

●	reviews and approves, or makes recommendations to our Board, regarding incentive compensation and equity compensation plans; and

●	establishes and reviews general policies relating to compensation and benefits of our employees.

The Compensation Committee charter permits the committee to retain or receive advice from a compensation consultant and outlines certain requirements to ensure the consultants independence or certain circumstances under which the consultant need not be independent. However, as of the date hereof, the Company has not retained such a consultant.

Nominating and Governance Committee. We have a standing Nominating and Corporate Governance Committee. Yiwen Zhang and Hui-Ying Zhuang serve as members of the Nominating and Corporate Governance. Yiwen Zhang serves as the Nominating and Corporate Governance Committee Chairman.

We have adopted a Nominating and Governance Committee charter, which details the purpose and responsibilities of the Nominating and Governance Committee, including:

●	identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

●	evaluating director performance on our Board and applicable committees of our Board and determining whether continued service on our Board is appropriate;

●	evaluating nominations by shareholders of candidates for election to our Board; and

●	corporate governance matters.

Meetings of the Board of Directors

During its fiscal year ended December 31, 2022, the Board met from time to time informally and acted by written consent on numerous occasions.

Indemnification and Limitation on Liability of Directors

Our Articles of Incorporation limit the liability of our directors to the fullest extent permitted by Nevada law. Nothing contained in the provisions will be construed to deprive any director of his right to all defenses ordinarily available to the director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.

At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officer during the years ended December 31, 2022 and 2021 in all capacities for the account of our principal executive officer.

Summary Compensation Table

The following table summarizes all cash compensation paid by us, as well as certain other compensation paid or accrued, for the years ended December 31, 2022 and 2021 for all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year, regardless of compensation level, and two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the last completed fiscal year.

Name and Principal Position	Fiscal Year	Salary($)	Equity Awards($)(1)	Total($)
Yin-Chieh (“Jeff”) Cheng(2)(3)	2022	–	1,901,806	1,901,806
Chairman of the Board, President, Chief Executive Officer, Director	2021	–	11,053,267	11,053,267

(1)	The amounts shown represent the aggregate grant date fair value of these warrant awards granted during each fiscal year shown, computed in accordance with FASB ASC Topic 718.

(2)

Pursuant to the Cheng Consulting Agreement, dated December 27, 2018, we agreed to issue Mr. Cheng 250,000 Series A warrants per quarter for 20 quarters (i.e., 5 years) for a total amount of 5,000,000 Series A warrants, subject to his continued services as our Chairman of the Board. Each Series A warrant is exercisable to purchase one share of common stock for $0.50 per share from the date of vesting until April 23, 2026. The value of the awards granted for the years ended December 31, 2022 and December 31, 2021 was $1,901,806 and $11,053,267, respectively, using the Black Scholes methodology. Due to the 2-for-3 reverse stock split of our common stock, the amount of shares issuable upon the unexercised warrants was adjusted to 2,000,000 and the exercise price was adjusted to $0.75 per share.

(3)	The positions of Chief Executive Officer, President and Chairman of the Board were vacant as of July 8, 2023. David Yu-Lung Ko was appointed as Acting Chief Executive Officer effective as of July 13, 2023 and he resigned effective as of July 31, 2023. Andy Ching-An Jin was appointed as Chief Executive Officer effective as of July 31, 2023.

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Employment Agreements

Jin Employment Agreement. We entered into an Employment Agreement dated as of July 31, 2023 with Andy Ching-An Jin, our Chief Executive Officer (the “Jin Employment Agreement”). The term of the Jin Employment Agreement is for two years and at the end of such term, is automatically renewable on a month-to-month basis unless either party provides notice to terminate to the other within 30 days of the end of the term. During the term and one year after the end of the term, Mr. Jin shall not solicit any person employed or engaged by us. Mr. Jin’s employment may be terminated by us immediately upon the occurrence of the following events: (i) the commission of any act by Mr. Jin which, if prosecuted, would constitute a felony; (ii) any material act or omission involving malfeasance or negligence in the performance of employment duties which has a materially adverse effect on us and which has not been corrected in 30 days after written notice from us; (iii) failure or refusal by Mr. Jin to comply with our policies contained in any Company handbook or with the provisions of the Jin Employment Agreement if not cured within 10 days after the receipt of written notice from the Board; (iv) Mr. Jin’s prolonged absence without our consent; (v) Mr. Jin’s gross neglect of his duties or willful insubordination to the Board or his superior officers; (vi) the death of Mr. Jin; or (vii) delivery of written notice of termination by us after Mr. Jin has become unable to perform his services by reason of illness or incapacity, which illness or incapacity results in Mr. Jin’s failure to discharge his duties under the Jin Employment Agreement for an aggregate total of 60 days (whether consecutive or nonconsecutive) during any 180 day period. We pay Mr. Jin $36,000 per year and issued Mr. Jin a total of 240,000 shares of restricted stock, of which 60,000 shares shall vest at the end of every three months for a period of one year starting from July 31, 2023, with 60,000 shares to initially vest on October 31, 2023.

Lindberg Employment Agreement. We entered into an Employment Agreement dated as of January 3, 2022, with Gerald H. Lindberg, our Secretary and Director (the “Lindberg Employment Agreement”). The term of the Lindberg Employment Agreement is for two years and at the end of such term, is automatically renewable on a month-to-month basis unless either party provides notice to terminate to the other within 30 days of the end of the term. During the term and one year after the end of the term, Mr. Lindberg shall not solicit any person employed or engaged by the Company. Mr. Lindberg’s employment may be terminated by us immediately upon the occurrence of the following events: (i) the commission of any act by Mr. Lindberg which, if prosecuted, would constitute a felony; (ii) any material act or omission involving malfeasance or negligence in the performance of employment duties which has a materially adverse effect on us and which has not been corrected in 30 days after written notice from us; (iii) failure or refusal by Mr. Lindberg to comply with our policies contained in any Company handbook or with the provisions of the Lindberg Employment Agreement if not cured within 10 days after the receipt of written notice from the Board; (iv) Mr. Lindberg’s prolonged absence without our consent; (v) Mr. Lindberg’s gross neglect of his duties or willful insubordination to the Board or his superior officers; (vi) the death of Mr. Lindberg; or (vii) delivery of written notice of termination by us after Mr. Lindberg has become unable to perform his services by reason of illness or incapacity, which illness or incapacity results in Mr. Lindberg’s failure to discharge his duties under the Lindberg Employment Agreement for an aggregate total of 60 days (whether consecutive or nonconsecutive) during any 180 day period. We also granted Mr. Lindberg 60,000 Class C Warrants consisting of the right to purchase a total of 40,000 shares of our common stock for $3.75 per share from the date of issuance, of which 20,000 Class C Warrants shall vest annually over a total period of three years.

Ruan Employment Agreement. We entered into an Employment Agreement dated as of September 1, 2022 (the “Ruan Employment Agreement”), with Hong-Wen Ruan, our Chief Operating Officer. The term of the Ruan Employment Agreement is for two years and at the end of such term, is automatically renewable on a month-to-month basis unless either party provides notice to terminate to the other within 30 days of the end of the term. During the term and one year after the end of the term, Mr. Ruan shall not solicit any person employed or engaged by us. Mr. Ruan’s employment may be terminated by us immediately upon the occurrence of the following events: (i) the commission of any act by Mr. Ruan which, if prosecuted, would constitute a felony; (ii) any material act or omission involving malfeasance or negligence in the performance of employment duties which has a materially adverse effect on us and which has not been corrected in 30 days after written notice from us; (iii) failure or refusal by Mr. Ruan to comply with our policies contained in any Company handbook or with the provisions of the Ruan Employment Agreement if not cured within 10 days after the receipt of written notice from the Board; (iv) Mr. Ruan’s prolonged absence without our consent; (v) Mr. Ruan’s gross neglect of his duties or willful insubordination to the Board or his superior officers; (vi) the death of Mr. Ruan; or (vii) delivery of written notice of termination by the Company after Mr. Ruan has become unable to perform his services by reason of illness or incapacity, which illness or incapacity results in Mr. Ruan’s failure to discharge his duties under the Ruan Employment Agreement for an aggregate total of 60 days (whether consecutive or nonconsecutive) during any 180 day period. We paid Mr. Ruan a monthly salary of $1,350 USD for the first three months of probation. After probation, we pay Mr. Ruan $16,200 per year.

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Director Compensation

Cheng Consulting Agreement. We entered into a Consulting Agreement on December 27, 2018 with Yin-Chieh (“Jeff”) Cheng, our former Chairman of the Board, President, Chief Executive Officer and Director (the “Cheng Consulting Agreement”). The Cheng Consulting Agreement appointed Mr. Cheng as our Chairman of the Board and a Director. The term of Mr. Cheng’s appointment of such positions was for the period between December 27, 2018 and December 27, 2023. The Cheng Consulting Agreement was terminated on July 8, 2023.

Our directors are reimbursed for expenses incurred by them in connection with attending Board meetings. However, our directors do not receive any other compensation for serving on the Board.

Outstanding Equity Awards

The following table sets forth information regarding equity awards held by the named executive officers as of December 31, 2022:

	Warrant awards
Name	Number of securities underlying unexercised warrant awards (#) exercisable	Number of securities underlying unexercised warrant awards (#) unexercisable	Warrant award exercise price ($)	Warrant award expiration date
Yin-Chieh (“Jeff”) Cheng(1) Chairman of the Board, President, CEO, Director	2,000,000	666,667	$0.75	April 23, 2026

(1)	Pursuant to the Cheng Consulting Agreement, we agreed to issue Mr. Cheng 250,000 Series A warrants per quarter for 20 quarters (i.e., 5 years) for a total amount of 5,000,000 Series A warrants. Quarterly issuances are subject to Mr. Cheng’s continued services as our Chairman of the Board and a Director. On December 31, 2021, we extended the expiration date of Series A warrants to April 23, 2026. On May 29, 2020, Mr. Cheng exercised 1,000,000 Series A Warrants and received an aggregate of 827,586 shares of common stock. The unexercised warrants were valued at $2,340,684 for the year ended December 31, 2022 using the Black Scholes methodology. The values of the warrants granted each year were $1,901,806 and $11,053,267 for the years ended December 31, 2022 and 2021, respectively, using Black-Scholes methodology. Due to the 2-for-3 reverse stock split of our common stock on August 11, 2022, the amount of shares issuable upon the unexercised warrants was adjusted to 2,000,000 and the exercise price was adjusted to $0.75 per share.

Severance and Change in Control Benefits

None of the employment agreements with our named executive officers provide severance benefits.

Other Benefits

We provide vacation and other paid holidays to all employees, including our executive officers, which are comparable to those provided at peer companies. When offered, our executive officers will be eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability and accidental death and dismemberment insurance, our Nocera, Inc. 2018 Stock Option and Award Incentive Plan (the “Equity Incentive Plan”) and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law, should such benefits exist. At this time, we do not provide special benefits or other perquisites to our executive officers.

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The 2018 Equity Incentive Plan

In 2018, the Board and shareholders adopted the Nocera, Inc. 2018 Stock Option and Award Incentive Plan, effective December 31, 2018. The Equity Incentive Plan provides for the grant of the following types of stock awards: (i) incentive stock options, (ii) non-statutory stock options, and (iii) stock purchase rights. The Equity Incentive Plan is intended to help us secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for our success and any affiliate and provide a means by which the eligible recipients may benefit from increases in value of the common stock. The Equity Incentive Plan is administered by the Compensation Committee. The Board reserved 6,666,667 (post-split) shares of common stock under the Equity Incentive Plan. No awards have been granted to any of our officers or directors pursuant to the Equity Incentive Plan.

Indemnification

We shall indemnify any and all of our directors, officers, former directors, former officers and any person who may have served at its request as a director or officer of another company in which it owns shares or of which it is a creditor, who were or are made a party or are threatened to be made a party to or are involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (each a “Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, against any and all liabilities, damages, reasonable and documented expenses (including reasonably incurred and substantiated attorneys’ fees), financial effects of judgments, fines, penalties (including excise and similar taxes and punitive damages) and amounts paid in settlement in connection with such Proceeding by any of them. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled otherwise.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 26, 2023 with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of our voting stock, (2) each of our directors, (3) each executive officer and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the voting stock is determined in accordance with the rules of the SEC and includes any shares of company voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of October 26, 2023. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on 10,039,295 shares of common stock issued and outstanding on October 26, 2023, plus, for each individual, any securities that individual has the right to acquire within 60 days of October 26, 2023.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner(1)	Title	Beneficially Owned		Percentage of Outstanding Shares of Common Stock(2)
Officers and Directors
Andy Ching-An Jin	Chief Executive Officer	60,000	(3)	*%
Shun-Chih (“Jimmy”) Chuang	Chief Financial Officer	420,001	(4)	4.18%
Hong-Wen (“Howard”) Ruan	Chief Operating Officer	–		–
Gerald H. Lindberg	Secretary, Director	–		–
Thomas A. Steele	Director	–		–
Hui-Ying Zhuang	Director	–		–
Yiwen Zhang	Director	–		–
Song-Yuan Teng	Director	–		–

Officers and Directors as a Group (total of 8 persons)		480,001		4.78%

5%+ Shareholders
Erik S. Nelson		501,857	(5)	4.99%
Marina S. Fiorino		695,734	(6)	6.93%
Estate of Yin-Chieh Cheng		5,811,726	(7)	57.89%

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*	Less than 1%.

(1)	Unless otherwise indicated, the principal address of the named officers and directors c/o Nocera, Inc., 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221, Taiwan.

(2)

Based on 10,039,295 shares of common stock issued and outstanding as of October 26, 2023. Any shares of common stock not outstanding which are issuable upon the exercise or conversion of other securities held by a person within the next 60 days are considered to be outstanding when computing such person’s ownership percentage of common stock but are not when computing anyone else’s ownership percentage.

(3)	Includes 60,000 restricted shares of common stock that vests on October 31, 2023 pursuant to the Jin Employment Agreement.

(4)	Includes 83,334 shares of common stock issuable upon the exercise of Class A Warrants at a price of $0.75 per share until April 23, 2026.

(5)

Includes (i) 37,789 shares held by Coral Investment Partners, LP, an entity of which Erik Nelson is deemed to have voting and dispositive control; (ii) 333,334 shares of common stock held by Sterling Holdings, LLC, an entity of which Mr. Nelson has voting and dispositive control; (iii) 1,734 shares personally held by Mr. Nelson; and (iv) 129,000 shares of common stock issuable upon the exercise of Class A Warrants for $0.75 per share until April 23, 2026. This does not include 304,334 shares of common stock issuable upon the exercise of Class A Warrants for $0.75 per share until April 23, 2026 and 433,334 shares of common stock issuable upon the exercise of Class B Warrants for $1.50 per share until April 23, 2026 since such Class A Warrants and Class B Warrants contain blockers that prohibit the holder from exercising warrants if such exercise will result in the beneficial ownership of more than 4.99% (or if the holder elects, 9.99%) of our outstanding stock. Mr. Nelson was our former Secretary and Director and resigned on December 31, 2021. Mr. Nelson’s business address is 2030 Powers Ferry Road SE, Suite 212, Atlanta, GA 30339.

(6)	The address for Ms. Fiorino is 1 San Marzano sul Sarno, Italy 84010.

(7)	Includes (i) 3,528,391 shares of common stock; and (ii) 2,333,334 shares of common stock issuable upon the exercise for Series A warrants at a price of $0.75 per share until April 23, 2026.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us, for the year ended December 31, 2022, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis. All of Yin-Chieh Cheng’s shares are in probate as of October 26, 2023.

PROPOSAL No. 2: RATIFICATION OF APPOINTMENT OF CENTURION ZD CPA & CO. AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The Audit Committee is responsible for selecting Nocera’s independent auditors. At the meeting of the Audit Committee of the Board of Directors held on March 30, 2022, the Audit Committee appointed Centurion ZD CPA & Co. as the independent auditors for the 2023 fiscal year. Although shareholder approval for this appointment is not required, the Audit Committee and the Board of Directors are submitting the selection of Centurion ZD CPA & Co or ratification to obtain the views of shareholders as a matter of good corporate governance. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our shareholders.

Nocera expects representatives of Centurion ZD CPA & Co. to be present at the Annual Meeting and available to respond to questions which may be raised there. These representatives may comment on the financial statements if they so desire.

Principal Accountant Fees and Services

During the years ended December 31, 2022 and 2021, we engaged Centurion ZD CPA & Co. as our independent registered accounting firm. For the years ended December 31, 2022 and 2021, we incurred fees, as discussed below:

	Fiscal Year Ended December 31,
	2022	2021
Audit Fees	$139,000	$131,600
Audit-Related Fees (1)	–	10,000
Tax Fees	–	–
All Other Fees	–	–
Total	$139,000	$141,600

(1)	Fees incurred in conjunction with consents for various registration statements filed during the 2022 and 2021 fiscal years.

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Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements. All other fees relate to professional services rendered in connection with the review of the quarterly financial statements.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

Required Vote

Ratification of the appointment of Centurion ZD CPA & Co. as the independent auditor of the Company for the fiscal year ending December 31, 2023 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote pursuant to Section 422 of the Code and the rules of Nasdaq. Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CENTURION ZD CPA & CO. AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023 UNDER PROPOSAL No. 2.

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OTHER VOTING MATTERS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this Proxy Statement. If any other matter is properly presented, proxy holders will vote on the matter at their discretion.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

We are required to describe any transaction, since the beginning of our 2021 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeds $120,000 or one percent of the average of the smaller reporting company’s total assets at year end for the last two completed fiscal years, with a related person. A related person under Item 404 of Regulation S-K includes:

1.	any director or executive officer of the Company;

2.

any immediate family member of a director or executive officer of the Company, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer or nominee for director, and any person (other than a tenant or employee) sharing the household of such director, executive officer or nominee for director; or

3.	a beneficial owner of more than 5% of our common stock at the time of the transaction or immediate family member of such shareholder.

We did not have any related party transactions since the beginning of our 2021 fiscal year.

Director Independence

An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Gerald H. Lindberg, Thomas A. Steele, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng serve as members of our Board. Our Board has determined that Gerald H. Lindberg, Thomas A. Steele, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng are “independent directors” as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules.

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SHAREHOLDER PROPOSALS AND NOMINATION PROCEDURES

For nominations or other business to be properly brought before an annual meeting by a shareholder and for nominations to be properly brought before a special meeting by a shareholder, the shareholder of record must have given timely notice thereof in writing to the Secretary of the Company, and, in the case of business other than nominations, such other business must be a proper matter for shareholder action. To be timely, a shareholder’s notice shall be delivered to the secretary at the principal executive offices of the Company not less than the 120th calendar day prior to the date of the release of this Proxy Statement to shareholders in connection with the Annual Meeting, or July 2, 2024; provided that in the event that the date of the 2024 annual meeting is more than 30 days from the Annual Meeting anniversary date, notice by the shareholder to be timely must be so delivered within a reasonable time before the Company begins to print and send its proxy materials. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. The notice must be provided by a shareholder of record and must set forth specific criteria as defined in the Articles of Incorporation. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to shareholders’ proposals. Pursuant to the universal proxy rules, which were effective as of September 1, 2022, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the one year anniversary of the Annual Meeting, or October 16, 2024, or if the date of the meeting has changed by more than 30 days from the Annual Meeting anniversary date, then notice must be provided by the later of 60 days prior to the date of the 2023 annual meeting or the 10th day following the day on which the Company makes its public announcement of the date of the 2024 annual meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to shareholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any shareholder residing at the same address as another shareholder and currently receiving only one copy of the proxy materials who wishes to receive his, her, or its own copy. Requests should be directed to the attention of our Secretary by mail to Nocera, Inc., 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 13, 2022, which was originally filed with the SEC on March 31, 2023 and subsequently amended on July 10, 2023 and September 6, 2023, is available to shareholders without charge upon written request directed to our Secretary by mail to Nocera, Inc., 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221 or by phone at (886)-910-163-358. The Company makes available free of charge on or through its website, www.nocera.company, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

OTHER MATTERS

Our Board does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Shareholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

VIRTUAL ACCESS TO THE ANNUAL MEETING

The Annual Meeting of Shareholders will be held virtually via the internet at www.agm.issuerdirect.com/ncra on December 15, 2023, at 12:00 p.m., Eastern Time.

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NOCERA, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – DECEMBER 15, 2023 at 12:00 PM eastern time
CONTROL ID:
REQUEST ID:

Only shareholders and persons holding proxies from shareholders may attend the Annual Meeting. To participate in the Annual Meeting online at www.agm.issuerdirect.com/ncra, you will need the information included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax, or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ncra
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF NOCERA, INC.			PLEASE COMPLETE, DATE, SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Election of directors
	1. Gerald H. Lindberg		☐	☐	☐
	2. Thomas A. Steele		☐	☐	☐	Control ID:
	3. Hui-Ying Zhuang		☐	☐	☐	REQUEST ID:
	4. Yiwen Zhang		☐	☐	☐
	5. Song-Yuan Teng		☐	☐	☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Centurion ZD CPA & Co. as the independent auditor of the Company for the fiscal year ending December 31, 2023		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ELECTION OF GERALD H. LINDBERG, THOMAS A. STEELE, HUI-YING ZHUANG, YIWEN ZHANG, AND SONG-YUAN TENG AS MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY UNDER PROPOSAL No. 1 AND “FOR” RATIFICATION OF THE APPOINTMENT OF CENTURION ZD CPA & CO. AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023 UNDER PROPOSAL No. 2.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

NOCERA, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	friday december 15, 2023
	TIME:	12:00 pm eastern standard time
	LOCATION:	3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist. New Taipei City Taiwan 221

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/ncra and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/ncra.

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before November 30, 2023.

you may enter your voting instructions at https://www.iproxydirect.com/ncra until 11:59 pm eastern time december 14, 2023.

The purposes of this meeting are as follows:

1.        To elect five directors, Gerald H. Lindberg, Thomas A. Steele, Hui-Ying Zhuang, Yiwen Zhang and Song-Yuan Teng, each to hold office until our Annual Meeting of Shareholders to be held in 2024 or their respective successor is duly elected and qualified;

2.        To ratify the appointment of Centurion ZD CPA & Co. as the independent auditor of the Company for the fiscal year ending December 31, 2023; and

3.        Transact any other business that may properly come before the Annual Meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on october 26, 2023 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $0.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting..

The Board of Directors recommends that you vote “for” all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

NOCERA, INC.

SHAREHOLDER SERVICES

1 Glenwood Avenue Suite 1001

Raleigh NC 27603

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important